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                                                                   Exhibit 10.59

                      AIRCRAFT SECURITY AGREEMENT (N375SK)

                                   Dated as of

                                February 20, 2002

                                     between

                 EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A.,

                                    as Lender

                                       and

                           CHAUTAUQUA AIRLINES, INC.,

                                   as Borrower

                                   relating to

                  One Embraer EMB-145 model EMB-135 KL Aircraft
                    United States Registration Number N375SK
                        Manufacturer's Serial No. 145569

--------------------------------------------------------------------------------


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                      AIRCRAFT SECURITY AGREEMENT (N375SK)

            This AIRCRAFT SECURITY AGREEMENT (N375SK), dated as of February 20, 2002, is between CHAUTAUQUA AIRLINES, INC., a New York corporation (together with its successors and permitted assigns, the "Borrower"), and EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A., as Lender hereunder (herein called, together with its permitted successors and assigns, the "Lender").

                              W I T N E S S E T H:

            WHEREAS, the Lender (such term and other capitalized terms used herein without definition being defined as hereinafter provided) has agreed, pursuant and subject to the terms and conditions of the Loan Agreement, to make a loan to the Borrower, the proceeds of which will be used to enable the Borrower to purchase the Aircraft on the date of delivery thereof under the Purchase Agreement, such loan to be evidenced by a Note to be issued by the Borrower; and

            WHEREAS, the Borrower desires by this Security Agreement, among other things, to grant to the Lender a Lien on the Collateral in accordance with the terms hereof as security for the Obligations; and

            WHEREAS, all things have been done to make the Note, when executed, issued and delivered by the Borrower, the legal, valid and binding obligation of the Borrower; and

            WHEREAS, all things necessary to make this Security Agreement a legal, valid and binding obligation of the Borrower and the Lender, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have occurred;

            NOW, THEREFORE, it is hereby covenanted and agreed by and between the parties hereto as follows:

                              ARTICLE 1 DEFINITIONS

            SECTION 1.1 CERTAIN DEFINITIONS. For all purposes of this Security Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) capitalized terms used herein have the meanings set forth in ANNEX A hereto unless otherwise defined herein;

            (b) the definitions stated herein and those stated in ANNEX A apply equally to both the singular and the plural forms of the terms defined;


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            (c) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Article, Section or other subdivision;

            (d) all references herein to articles, sections, appendices and exhibits pertain to articles, sections, appendices and exhibits in or to this Security Agreement; and

            (e) references to any agreement shall be to such agreement, as amended, modified or supplemented.

                               ARTICLE 2 SECURITY

            SECTION 2.1 GRANT OF SECURITY. To secure the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all principal of, interest on and all other amounts payable by the Borrower under the Borrower Loan Documents now in existence or hereafter incurred, and the performance and observance by the Borrower of all the agreements and covenants to be performed or observed by it for the benefit of the Lender contained in the Borrower Loan Documents (collectively, the "OBLIGATIONS"), and in consideration of the Note, the premises and of the covenants contained herein and in the other Borrower Loan Documents and of other good and valuable consideration given to the Borrower by the Lender at or before the Borrowing Date, the receipt of which is hereby acknowledged, the Borrower does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge, and confirm unto the Lender and its permitted successors and assigns, for the security and benefit of the Lender, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the following described properties, rights, interests and privileges whether now or hereafter acquired (hereinafter sometimes referred to as the "COLLATERAL"):

            (a) the Aircraft, including the Airframe and the Engines, whether or not any such Engine may from time to time be installed on the Airframe or any other airframe or any other aircraft, any and all Parts, and, to the extent provided herein, all substitutions and replacements of and additions, improvements, accessions and accumulations to the Aircraft, the Airframe, the Engines and any and all Parts (such Airframe and Engines as more particularly described in the Security Agreement Supplement executed and delivered with respect to the Aircraft on the Borrowing Date or with respect to any substitutions or replacements therefor), and together with all flight records, logs, manuals, maintenance data and inspection, modification and overhaul records and other documents at any time required to be maintained in accordance with the rules and regulations of the FAA with respect to the Airframe, Engine and Parts;

            (b) to the extent in each case of the interest of the Lender pursuant to the terms hereof, all requisition proceeds with respect to the Aircraft or any Part thereof, and all proceeds of hull insurance with respect to the Aircraft or any Part thereof but


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      excluding all proceeds of, and rights under, any insurance maintained by the Borrower pursuant to Section 3.4(f);

            (c) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Lender by or for the account of the Borrower pursuant to any term of this Security Agreement or any other Borrower Loan Document and held or required to be held by the Lender hereunder or thereunder;

            (d) all property that may, from time to time, hereafter in accordance with the provision of this Agreement, be expressly subjected to the Lien of this Agreement;

            (e) all Proceeds of the foregoing. "PROCEEDS" shall have the broadest meaning permissible under the New York Uniform Commercial Code;

PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this
ARTICLE II, so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right, to the exclusion of the Lender or any Person claiming by, through or under the Lender, to quiet enjoyment of the Aircraft, the Airframe and Engines and the other Collateral and to possess, use, retain and control the Aircraft, the Airframe and Engines and the other Collateral and all revenues, income and profits derived therefrom.

            TO HAVE AND TO HOLD all and singular the Collateral unto the Lender, its permitted successors and assigns, forever, in trust, upon the terms and trusts herein set forth, for the benefit, security and protection of the Lender from time to time, and for the uses and purposes and subject to the terms and provisions set forth in this Security Agreement.

            It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Borrower shall IPSO FACTO, and without any further conveyance, assignment or act on the part of the Borrower or Lender, become and be subject to the Lien and security interest herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Borrower contained in the foregoing paragraphs.

            The Borrower does hereby agree that it will not violate any covenant or agreement made by it under the Loan Agreement, herein or in any other Borrower Loan Document and will not take any action from which it is prohibited by this Security Agreement, or omit to take any action required by this Security Agreement to be taken by it, the taking or omission of which would reasonably be expected to result in an alteration or impairment of any Borrower Loan Document or any of the rights created by any such document or the assignment hereunder.

            The Borrower agrees that at any time and from time to time, upon the written request of Lender, the Borrower will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as Lender may reasonably request which are necessary to perfect, preserve or protect the mortgage, security


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interests and assignments created or intended to be created hereby or to obtain for Lender the full benefits of the assignment hereunder and of the rights and powers herein granted.

            It is expressly agreed that notwithstanding anything herein to the contrary, the Borrower shall remain liable under the Borrower Loan Documents to perform all of its obligations thereunder, and, except to the extent expressly provided herein or in any other Borrower Loan Document, the Lender shall not be required or obligated in any manner to perform or fulfill any obligations of the Borrower under or pursuant to any thereof, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amount which may have been assigned to it or to which it may be entitled at any time or times.

            The Borrower does hereby constitute and appoint the Lender the true and lawful attorney of the Borrower (which appointment is coupled with an interest) with full power (in the name of the Borrower or otherwise) to ask for, require, demand and receive any and all moneys and claims for moneys due and to become due under or arising out of all property (in each case including insurance and requisition proceeds) which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding which the Lender may deem to be necessary or advisable in the premises; PROVIDED that the Lender shall not exercise any such rights except during the continuance of an Event of Default. Without limiting the provisions of the foregoing, during the continuance of any Event of Default but subject to the terms hereof and any mandatory requirements of applicable law, the Lender shall have the right under such power of attorney in its discretion to file any claim or to take any other action or proceedings, either in its own name or in the name of the Borrower or otherwise, which the Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of the Lender in and to the security intended to be afforded hereby.

                       ARTICLE 3 COVENANTS OF THE BORROWER

            SECTION 3.1 LIENS. The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of the Collateral or its title thereto or any of its interest therein except:

            (a) the respective rights of the Lender and the Borrower as provided herein and in the other Borrower Loan Documents, and the Lien of this Security Agreement, and the rights of the Lender under this Security Agreement, the Loan Agreement and the other Borrower Loan Documents;

            (b) the rights of others under agreements or arrangements to the extent expressly permitted by Section 3.2;

            (c) Liens for fees, Taxes, levies, duties or other governmental charges of any kind, Liens of mechanics, materialmen, laborers, employees or suppliers and similar


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      Liens arising by operation of law, in each case incurred by Borrower in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with GAAP) which suspend the collection thereof (provided that such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or an Engine, or any interest therein);

            (d) Liens arising out of any judgments or awards against Borrower so long as within 30 days after the entry thereof it has been discharged, vacated or stayed pending an appeal or proceeding for review (provided that such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or an Engine, or any interest therein); and

            (e) Lender Liens.

Liens described in clauses (a) through (e) above are referred to herein as "PERMITTED LIENS". The Borrower shall promptly, at its own expense, take such action as may be necessary duly to discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time with respect to any Collateral. The Lender shall promptly, at its own expense, take such action as may be necessary duly to discharge (by bonding or otherwise) Lender Lien.

            SECTION 3.2 REGISTRATION AND MAINTENANCE; OPERATION; POSSESSION AND LEASES.

            (a) REGISTRATION AND MAINTENANCE. The Borrower shall, at its own cost and expense:

            (i) (A) upon delivery of the Aircraft, cause the Aircraft to be duly registered in the name of the Borrower, and at all times thereafter to remain duly registered in the United States of America in the name of the Borrower under the Transportation Code, PROVIDED, that Lender shall execute and deliver all such documents as the Borrower may reasonably request for the purpose of effecting and continuing such registration and (B) upon delivery of the Aircraft, cause the Security Agreement to be duly filed for recording with the FAA, and at all times thereafter so long as the Loan shall be outstanding or any amount shall be owing to the Lender, cause the Security Agreement to be maintained of record as a first priority mortgage on the Aircraft (subject to Permitted Liens);

            (ii) inspect, maintain, service, repair, and overhaul (or cause to be inspected, maintained, serviced, repaired, and overhauled) the Aircraft (and any engine which is not an Engine but which is installed on the Aircraft), so as to keep the Aircraft in as good condition as when originally delivered to the Borrower on the Delivery Date, ordinary wear and tear excepted, in compliance at all times with the Borrower's FAA-approved maintenance program and in accordance with all applicable FAA regulations for the Aircraft (including all FAA airworthiness directives applicable to the Aircraft) and to keep the Aircraft in such condition as may be


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necessary to enable all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft and each Engine including the airworthiness certification for the Aircraft to be maintained in good standing at all times under the Transportation Code except when (w) the Aircraft is being temporarily stored, (x) the Aircraft is being serviced, repaired, maintained, overhauled, tested or modified as permitted or required by the terms of this Agreement, (y) all Embraer EMB-145 aircraft of the same year of manufacture have been grounded by the FAA (in which case the Aircraft shall be maintained in accordance with Borrower's FAA-approved maintenance program for aircraft stored and not in operation), or (z) laws or regulations affecting airworthiness are being contested in good faith and by appropriate proceedings so long as such proceedings would not reasonably be expected to materially adversely affect the Lender or its legal or financial interest in the Aircraft, PROVIDED, that in the case of (w) and (x) above such storage, service, repair, maintenance, overhaul, test or modification is in accordance with applicable FAA regulations at such time and in accordance with the Borrower's FAA-approved maintenance program and in substantially the same manner and with the same care as the Borrower inspects, maintains, services, repairs or overhauls similar aircraft operated by the Borrower in similar circumstances; and

            (iii) maintain or cause to be maintained in English all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA.

Subject in all cases to the provisions of this Agreement and the other Borrower Loan Documents, determination of the appropriate course of action in maintenance, including the means of compliance with airworthiness directives, and all other matters pertaining to the Aircraft will be within the reasonable discretion of the Borrower.

            (b) PARTS. If any Parts shall from time to time become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, or are removed pursuant to the terms of the Security Agreement, the Borrower, at its own expense, will within a reasonable time replace such Parts, or cause the same to be replaced, by replacement parts or accessories which are free and clear of all Liens except Permitted Liens and are in a condition and have a value and utility equal to the greater of the value, condition and utility (i) of the Parts replaced or (ii) that such replaced Parts would have had if maintained in the condition and repair required by the terms hereof. All replacement Parts, and all equipment, accessories and parts that are added to or become attached to the Aircraft and which are essential to the operation of the Aircraft (including those essential because of U.S. legal requirements) or which cannot be detached from the Aircraft without materially interfering with the operation of the Aircraft or adversely affecting the value, condition or utility which the Aircraft would have had without the addition thereof or which are in substitution of any Parts, shall, in each case, be deemed incorporated in the Aircraft and subject to the terms of this Agreement and to the Lender's security interest created hereunder. The Borrower agrees to prepare, execute and file, at its own expense, such documents as may be reasonably requested by the Lender to create, protect and/or perfect the Lender's interest in any such replacement Part. Except as otherwise provided herein, all Parts at any time removed from the Aircraft, Airframe or any Engine shall remain subject to the Lien of this Agreement no matter where located, until such time as such Parts shall


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be replaced by parts which have been incorporated or installed in or attached to the Aircraft, Aircraft or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement part becoming incorporated or installed in or attached to the Aircraft, Airframe or such Engine as above provided, without further act, (i) such replacement part shall become subject to the Lien of this Agreement and be deemed part of the Aircraft, originally incorporated or installed in or attached to such Aircraft, Airframe or such Engine for all purposes hereof and thereof to the same extent as the Parts originally incorporated or installed in or attached to such Aircraft, Airframe or Engine and (ii) the replaced Part shall thereupon be free and clear of all rights of the Lender and shall no longer be deemed a Part under this Agreement. Any Part removed from the Aircraft, Airframe or any Engine may be subjected by Borrower to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of Borrower, so long as a Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft, Airframe or such Engine in accordance with this Section 3.2(b) as promptly as practicable after the removal of such removed part. In addition, any replacement part when incorporated or installed in or attached to the Aircraft, Airframe or any Engine may be owned by any third party subject to such a normal pooling arrangement, so long as Borrower, at its own cost and expense, as promptly thereafter as reasonably possible either (x) causes such replacement part to become subject to the Lien of this Security Agreement, free and clear of all Liens (except Permitted Liens) at which time such replacement part shall become a Part or (y) replaces (or causes to be replaced) such replacement part by incorporating or installing in or attaching to the Aircraft, Airframe or such Engine a further replacement Part owned by Borrower free and clear of all Liens (except Permitted Liens).

            (c) OPERATION. The Borrower will not maintain, use, service, repair, overhaul or operate the Aircraft in violation of any law, rule, regulation, treaty, or order of any government or Governmental Authority having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority except (1) unanticipated minor violations not involving any material risk of the sale, forfeiture or loss of the Aircraft, the Airframe, any Engine or the Lender's interest therein or any imposition of criminal penalties or material civil penalties against the Lender if such violation ceases promptly after discovery thereof by the Borrower, or only requires the Borrower's payment of a fine levied only against the Borrower, and (2) the Borrower may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license or registration, so long as there is no material risk of the sale, forfeiture or loss of the Aircraft, the Airframe, any Engine or the Lender's interest therein or any imposition of criminal penalties or material civil penalties against the Lender; PROVIDED, HOWEVER, that actions taken under
(1) and (2) above will not result in the violation of any requirements of insurance pursuant to Section 3.4 hereof. The Borrower will not operate, use or locate the Aircraft in any area excluded from coverage by any insurance required to be maintained by the terms of Section 3.4, or if war risk insurance specified in Section 3.4 hereof has not been obtained, in or to any war zone or any area of threatened or recognized hostility or in either case unless the Aircraft, the Airframe or any Engine is only temporarily operated, used or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition or other similar unforeseen circumstance, so long as the Borrower diligently and in good faith proceeds to remove the Aircraft from such area, and


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such temporary operation, use or location does not result in the violation of any requirements of insurance pursuant to Section 3.4 hereof. The Borrower shall not intentionally do or permit to be done anything which will expose the Aircraft to penalty, forfeiture, impounding or detention, appropriation, damage or destruction (other than any damage or destruction arising in the ordinary course of operation of the Aircraft) or (insofar as the same relates to the operation or use of the Aircraft) the Lender to criminal liability (and in the event of any forfeiture, impounding, detention or appropriation of the Aircraft the Borrower shall take all such steps reasonably open to it with a view to obtaining the immediate release of the Aircraft). The Borrower shall not represent or hold out the Lender as carrying goods or passengers on the Aircraft or as being connected or associated with any operation of carriage which may be undertaken by the Borrower or pledge the credit of the Lender. The Borrower shall not on any occasion on which the ownership of the Aircraft is relevant represent to third parties that title to the Aircraft is held by the Borrower free of the Lien of the Security Agreement so long as the Lien of the Security Agreement has not been discharged.

            (d) POSSESSION. The Borrower shall not in any manner deliver, relinquish or transfer possession of the Airframe or any Engine to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe, during the Term, without the prior consent of the Lender, which consent may be withheld in its sole discretion, PROVIDED, HOWEVER, that so long as (A) no Event of Default shall have occurred and be continuing, and (B) all approvals, consents or authorizations required from the FAA in connection with any such transfer or relinquishment of possession have been obtained and remain in full force and effect, the Borrower may, without the prior consent of the Lender:

                  (i) [intentionally left blank];

                  (ii) deliver possession of the Airframe or any Engine or any
            Part to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Security Agreement;

                  (iii) [intentionally left blank];

                  (iv) install an Engine on an airframe owned by the Borrower free and clear of all Liens except (A) Permitted Liens, (B) those which do not apply to the Engines, and (C) those created by the rights of other air carriers under interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon;

                  (v) install an Engine on an airframe, leased to the Borrower or purchased by the Borrower subject to a conditional sale or other security agreement, but only if (A) such airframe is free and clear of all Liens, except (i)


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            the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by Section 3.2(d)(iv) and (B) Borrower shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to the Lien of this Security Agreement;

                  (vi) [intentionally left blank];

                  (vii) transfer possession of the Airframe or Engine to the
            United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive Order 11490, as amended, as superseded by United States Executive Order No. 12656) or any similar or substitute program ("CRAF Program"), in which event Borrower (or such Permitted Sublessee) shall promptly notify Lender in writing of any such transfer of possession and, in the case of any transfer pursuant to the CRAF Program, in such notification shall identify by name, address and telephone numbers the Contracting Office Representatives of the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;

                  (viii) transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law (it being understood that nothing in this clause (viii) shall relieve the Borrower from its obligations under
            Section 3.3 if such transfer becomes an Event of Loss), in which event Borrower shall promptly notify Lender in writing of any such transfer of possession;

                  (ix) [intentionally left blank];

                  (x) [intentionally left blank];

PROVIDED that (1) the rights of any transferee who receives possession by reason of a transfer permitted by this Section 3.2(d) shall be subject and subordinate to all the terms of this Security Agreement; (2) the Borrower shall remain primarily liable hereunder for the performance of all the terms and conditions of this Security Agreement and the other Borrower Loan Documents shall remain in effect; and (3) no transfer of possession otherwise in compliance with this
Section 3.2(d) shall (A) result in any registration or re-registration of the Aircraft or the maintenance, operation or use thereof except in compliance with Sections 3.2(a), (b) and (c), or (B) permit any action not permitted to the Borrower hereunder.


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            The Lender hereby agrees for the benefit of the lessor, conditional seller, mortgagee or secured party of any engine or of any airframe (other than the Airframe) leased to the Borrower or owned by the Borrower subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Lender will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party.

            (e) INSPECTION. The Lender shall have the right (at its own expense, unless an Event of Default has occurred and is continuing) to inspect the Aircraft and all logs, flight manuals and maintenance records and any other books and records related to the Aircraft and identified by the Lender with respect thereto at reasonable times and on reasonable notice during the Term. The Lender shall not have any duty to inspect and shall not incur any liability or obligation by reason of not making any such inspection. So long as no Event of Default has occurred and is continuing, any such inspection shall be limited to a visual, walk-around inspection which may include going on board the Aircraft, but may not include any opening of any panels, bays, or disassembly of any components, ETC. (unless such inspection is during an overhaul of the Aircraft and such panels or bays are then opened or components then disassembled in the course of such maintenance), and any such inspection shall be conducted so as not to unreasonably interfere in any manner with the Borrower's business or the operation and maintenance of the Aircraft.

            (f) MODIFICATIONS, ALTERATIONS, IMPROVEMENTS, OBSOLETE PARTS. Borrower shall have the right, at its sole cost and expense, to make any modifications, alterations or improvements to the Aircraft (i) which comply with the terms of this Agreement and do not decrease in more than a non-deminimis amount the fair market value, utility or remaining useful life of the Aircraft and (ii) as may be required to be made during the Term to comply with all applicable laws and to meet the applicable standards of the FAA; PROVIDED, HOWEVER, that Borrower may, in good faith contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not adversely affect in any material respect Lender or any of its legal or economic interests in or to such Aircraft or any Borrower Loan Document and such contest or failure to comply will not result in any material risk of loss, sale, forfeiture or damage to the Aircraft or subject any Person to any material risk of criminal or material civil penalties. Any such modification, alteration or improvement may involve the removal of Parts that the Borrower deems obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or an Engine (provided that the aggregate value of such Parts shall not exceed $200,000 in aggregate original cost) or of Parts that were installed in addition to, and not in substitution for, any Part originally installed in the Aircraft, Airframe or an Engine on the Delivery Date, in each case without replacement of such Parts.


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            (g) IMPROVEMENTS OWNED BY OTHERS. The Borrower may install in the
Aircraft audio-visual, entertainment, telephonic, or other similar equipment owned by third parties and leased or otherwise furnished to the Borrower in the ordinary course of business, provided that (i) such equipment meets all requirements for removal of Parts as specified in this Agreement, and (ii) the Borrower shall procure that upon the occurrence of any default under the lease or other arrangement relating to such equipment, the owner of such equipment shall not be entitled to repossess such equipment unless it or the Borrower shall, in connection with such repossession undertake to restore the Aircraft in a workmanlike manner to a condition acceptable by commercial airline standards and in compliance with applicable FAA rules and regulations, and the Lender shall not acquire a Lien thereon and the rights of the owners therein shall not constitute a default under this Agreement. Notwithstanding the foregoing, in no event shall the installation or removal of such equipment impair or otherwise adversely affect the Lender's rights and remedies hereunder.

      SECTION 3.3 LOSS, DESTRUCTION OR REQUISITION. (a) TOTAL LOSS WITH RESPECT TO THE AIRFRAME. Upon the occurrence of a Total Loss with respect to the Airframe, the Borrower shall promptly (and, in any event, within 7 days after such occurrence) give the Lender written notice of such Total Loss. Within 90 days following the occurrence of such Total Loss, the Borrower shall prepay (or, if applicable, pay) the Note in full in accordance with the Loan Agreement.

            (b) TOTAL LOSS WITH RESPECT TO AN ENGINE. Upon the occurrence of a Total Loss with respect to an Engine under circumstances in which there has not occurred a Total Loss with respect to the Airframe, the Borrower shall promptly (and in any event within 15 days after such occurrence) give the Lender written notice of such Total Loss and shall, within 120 days after the occurrence of such Total Loss (or, if (x) the Lender has received all insurance proceeds with respect to the Total Loss of such Engine, (y) Borrower does not have an engine that satisfies the requirements for a Replacement Engine and (z) a new engine is not available within such time from the engine manufacturer, as soon as a new engine is available from the engine manufacturer), cause to be subjected to the Lien of this Security Agreement, as replacement for the Engine with respect to which such Total Loss occurred, a Replacement Engine free and clear of all Liens (other than Permitted Liens).

            Prior to or at the time of any replacement under this Section 3.3(b), the Borrower will (i) cause a Security Agreement Supplement substantially in the form of Exhibit A covering such Replacement Engine to be delivered to the Lender for execution and, upon such execution, to be filed for recordation pursuant to the Transportation Code, (ii) cause a financing statement or statements with respect to such Replacement Engine or other requisite documents or instruments to be filed in such place or places as necessary in order to perfect the security interest therein created by or pursuant to this Security Agreement, (iii) furnish the Lender with an opinion of the Borrower's counsel (which may be the Borrower's or an Affiliate of the Borrower's General Counsel) addressed to the Lender to the effect that, upon such replacement, the Replacement Engine will be subject to the Lien of this Security Agreement, (iv) furnish the Lender with a certificate of an aircraft engineer or appraiser (who may be an employee of the Borrower or an Affiliate of the Borrower) certifying that such Replacement Engine has a value and utility at least equal to, and is in as good operating condition as, the Engine so replaced assuming such Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Total Loss, (v) furnish the Lender with a report in the form provided by Section 3.4(b) evidencing compliance with the insurance provisions of Section 3.4 hereof with respect to such Replacement Engine and (vi) furnish to the Lender a copy of the bill of sale respecting such Replacement Engine or other evidence of the Borrower's ownership of such Replacement Engine, reasonably satisfactory to the Lender. In the case of each Replacement Engine subjected to the Lien of this Security Agreement under this Section 3.3, promptly upon the recordation of the Security Agreement Supplement covering such Replacement Engine pursuant to the Transportation Code, the Borrower will cause to be delivered to the Lender an opinion of counsel to the Borrower addressed to the Lender as to the due recordation of such Security Agreement Supplement or such other requisite documents or instruments and the validity and perfection of the security interest in the Replacement Engine granted to the Lender under this Security Agreement. For all purposes hereof, upon the attachment of the Lien of this Security Agreement thereto, the Replacement Engine shall become part of the Collateral and shall be deemed an "Engine" as defined herein (and the replaced Engine shall cease to be an "Engine" as defined herein). Upon such attachment of the Lien of this Security Agreement, the Lender shall execute and deliver to the Borrower an appropriate instrument, in the form provided by the Borrower and approved by the Lender, releasing, without recourse or warranty, from the Lien of this Security Agreement such replaced Engine (and shall cause any Lender Lien with respect thereto to be released), any proceeds (including, without limitation, insurance proceeds) and all rights relating to any thereof, and assigning, without recourse or warranty, to the Borrower all claims against third Persons for damage (if any) to such Engine arising from the Total Loss.

            (c) APPLICATION OF PAYMENTS FOR TOTAL LOSS FROM REQUISITION OF TITLE OR USE. Any payments (other than insurance proceeds the application of which is provided for in Section 3.4) received at any time by the Borrower or by the Lender from any Governmental Authority or other Person with respect to a Total Loss to the Airframe or any Engine, will be applied as follows:

                  (i) if such payments are received with respect to the Engines or engines installed on the Airframe that have been or are being replaced by the Borrower pursuant to Section 3.3, such payments shall be paid over to, or retained by, the Lender and upon completion of such replacement (or if such payments are to be used by the Borrower to acquire Replacement Engines, simultaneously with the satisfaction of the requirements set forth herein with respect to such Replacement Engine) shall be paid over to the Borrower;

                  (ii) if such payments are received with respect to the
            Airframe or the Airframe, or with respect to Engines or engines installed on the Airframe that have not been and will not be replaced pursuant to Section 3.3, after reimbursement of the Lender for costs and expenses, so much of such payments remaining as shall not exceed the amounts required to be paid to the Lender pursuant to the Loan Agreement shall be applied in reduction of the Borrower's obligation to pay such amount, if not already paid by the Borrower, or, if already paid by the Borrower, shall be applied to reimburse the Borrower for its payment of such amount, and the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, the Borrower; and

                  (iii) if such payments are received with respect to an Engine under circumstances contemplated by Section 3.3 after reimbursement of the Lender for costs and expenses, so much of such payments shall be paid over to, or retained by, the Borrower; PROVIDED that the Borrower shall have fully performed (or concurrently performs) the terms of Section 3.3 with respect to the Total Loss for which such payments are made.

            (d) APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT. Any amount referred to in Section 3.3 that is payable to the Borrower shall not be paid to the Borrower or, if it has been previously paid directly to the Borrower, shall not be retained by the Borrower, if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be paid to and held by the Lender as security for the obligations of the Borrower under this Security Agreement, applied against the Borrower's payment obligations hereunder when and as they become due and payable and at such time as there shall not be continuing any such Event of Default, such amount, to the extent not previously so applied against the Borrower's payment obligations, shall be paid to the Borrower; PROVIDED that if any such amount has been so held by the Lender as security for more than 90 days after any such Event of Default shall have occurred, during which period (i) the Lender shall not have been limited by operation of law or otherwise from exercising remedies hereunder and (ii) the Note (with accrued interest thereon) shall not have become due and payable and the Lender shall not have exercised any remedy available to it under Article V then such amount, to the extent not previously so applied against the Borrower's payment obligations, shall be paid to the Borrower.

      SECTION 3.4 INSURANCE.

            (a) PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE

            Subject to the rights of the Borrower under Section 3.4(f), the Borrower shall, without expense to the Lender, maintain or cause to be maintained in effect at all times during the Term with independent insurers of internationally recognized reputation and responsibility public liability insurance (including, without limitation, aircraft third party, passenger legal liability, property damage, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (i) the amount which The Borrower may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the 105% of the outstanding principal amount of the Note; PROVIDED that an agreement of the Government for the benefit of the Lender to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 3.4(a), PROVIDED that on or prior to the date of such agreement, the Borrower shall provide an Officer's Certificate of the Borrower certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 3.4. Such insurance shall be of the type usually carried by the Borrower with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Borrower. In addition, without limitation of the requirements of the preceding sentence (and notwithstanding anything to the contrary contained in the preceding sentence), the Borrower shall in all events maintain in effect, at all times during the Term, war risk and allied perils liability insurance in accordance with the London form AVN52C (as in effect on September 1, 2001) or its equivalent form reasonably acceptable to Lender (or an agreement of the Government to insure against or indemnify for substantially the same risks), from time to time, with respect to the Aircraft , (I) in an amount not less than the greater of (x) the amount of war risk and allied perils liability insurance from time to time applicable to similar aircraft owned or operated by the Borrower and (y) $350,000,000 per occurrence, and (II) maintained with independent insurers of internationally recognized reputation and responsibility.

            During any period that the Aircraft is grounded and not in operation, the Borrower may modify the insurance required by this Section 3.4(a) to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Borrower in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by the Borrower on the ground, not in operation, and stored or hangared.

            (b) INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT AND ENGINES

            Subject to the rights of the Borrower under Section 3.4(f), the Borrower shall, without expense to the Lender, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally recognized responsibility all risk, agreed value, ground and flight hull insurance covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) of not less than 105% of the outstanding principal of the Note; PROVIDED THAT, the Borrower shall not be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Borrower shall cover Engines or engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe. Such insurance shall be of the type usually carried by the Borrower with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Borrower. The Borrower shall in any event maintain or cause to be maintained in effect at all times during the Term, with independent insurers of internationally recognized reputation and responsibility hull war risks and allied perils insurance (in accordance with the London form LSW555B or its equivalent form reasonably acceptable to the Lender) with respect to the Aircraft in the amount at least equal to 105% of the outstanding principal amount of the Note from time to time. An agreement by the Government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 3.4(b).

            (c) ADDITIONAL INSUREDS; LOSS PAYMENT.

            The Borrower shall cause all policies of insurance carried in accordance with this Section 3.4 to name the Lender as an additional insured ("Additional Insureds"). Such policies shall provide with respect to such Additional Insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Borrower or, in the case of any particular Additional Insured, any other Additional Insured; (ii) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until 30 days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such Additional Insureds; (vi) shall apply worldwide and have no territorial restrictions or limitations (except, in the case of war, hijacking or related perils insurance, as may be reasonably acceptable to the Lender); and (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS
103. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Borrower will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Lender as loss payee; PROVIDED THAT, so long as the insurers shall not have received written notice that a Specified Default or Event of Default has occurred and is continuing, if insurance proceeds in the aggregate equal $1,250,000 or less become payable, then such proceeds shall be payable to the Borrower and, notwithstanding the foregoing, any amounts up to Termination Value (i) of any proceeds which in the aggregate exceed $1,250,000, (ii) of any proceeds in respect of an Event of Loss or (iii) if the insurers shall have received written notice that an Event of Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to such loss payee.

            (d) DEDUCTIBLES AND SELF-INSURANCE

            The Borrower may not self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, except for a deductible per occurrence that is not in excess of prevailing standard market deductibles for similar aircraft.

            (e) APPLICATION OF HULL INSURANCE PROCEEDS.

            Subject to Section 3.3(d), as between the Lender and the Borrower, any payments received under policies of hull or other property insurance required to be maintained by the Borrower pursuant to Section 3.4(b), shall be applied as follows:

                  (i) if such payments are received with respect to loss or
            damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $1,250,000 or less shall be paid over to or retained by the Borrower and, subject to Section 3.4(c), any payments which in the aggregate are greater than $1,250,000 shall be paid over to or retained by the Lender for payment to the Borrower only upon performance of its repair or replacement obligation; and

                  (ii) if such payments are received with respect to an Event of
            Loss with respect to the Airframe, so much of such payments as shall not exceed the outstanding principal and interest on the Note and other amounts required to be paid by the Borrower pursuant to the Borrower Loan Documents shall be applied in reduction of the Borrower's obligation to pay such amounts if not already paid by the Borrower, and to reimburse the Borrower if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Borrower.

            (f) INSURANCE FOR OWN ACCOUNT

            Nothing in this Section 3.4 shall prohibit the Lender, the Borrower or any Additional Insured from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Borrower, hull insurance under the same policies maintained pursuant to this Section 3.4 in amounts in excess of those required to be maintained pursuant to this Section 3.4) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, PROVIDED that no such insurance may be obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 3.4, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Borrower's insurers at all times.

            (g) REPORTS, ETC.

            The Borrower will furnish to the Lender (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by the Borrower as required pursuant to this Section 3.4,
(B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Section 3.4, evidence of renewal of such insurance policies, and (C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Borrower pursuant to this Section 3.4, a report signed by a firm of aircraft insurance brokers, not affiliated with the Borrower, appointed by the Borrower and reasonably satisfactory to the Lender, stating the opinion of such firm that all premiums in connection with the insurance then due have been paid and the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, PROVIDED that all information contained in such report shall be held confidential by the Lender, and shall not be furnished or disclosed by them to anyone except their legal counsel, insurance brokers or advisors, bona fide prospective transferees of the Lender and their respective agents (PROVIDED that they shall agree for the benefit of the Borrower to hold all such information similarly confidential) or as may be required by Applicable Law. The Borrower will instruct such firm to give prompt written advice to the Lender of any default in the payment of any premium and of any other act or omission on the part of the Borrower of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Borrower will also instruct such firm to advise the Lender in writing at least 30 days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 3.4 (or such lesser period as may be applicable in the case of war risk coverage).

            (h) RIGHT TO PAY PREMIUMS.

            The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of the Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of the Lender shall have the option, in its sole discretion, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Security Agreement and to maintain such coverage, as the Lender or any other Additional Insureds may require, until the scheduled expiry date of such insurance and, in such event, the Borrower shall, upon demand, reimburse the Lender and any other Additional Insureds for amounts so paid by them.

            SECTION 3.5 ADDITIONAL AGREEMENTS.

            (a) NOTATION OF SECURITY INTEREST. The Borrower shall place on the Airframe and each Engine a notation or legend stating that the Lender holds a first priority security interest therein pursuant to this Security Agreement, in a form reasonably acceptable to the Lender.

            (b) PAYMENT OF CHARGES, ETC. At any time after an Event of Default shall have occurred and be continuing, the Lender may (without any obligation to do so) at any time, in accordance with the terms hereof, effect insurance coverage and necessary repairs to the Collateral and pay the premiums therefor and the costs thereof, pay and discharge any fees, assessments, charges, Taxes and Permitted Liens on the Collateral and, upon the occurrence of an Event of Default, perform any of the Borrower's obligations, or exercise any of the Borrower's rights, under any Collateral Document, in each case as reasonably necessary to protect the Collateral. All sums so advanced or paid by the Lender shall be payable by the Borrower to

Lender on demand with interest at the Default Rate, and any amounts remaining unpaid, together with such interest thereon, shall be a part of the Secured Obligations.

            (c) FURTHER INFORMATION. The Borrower will furnish Lender such additional information concerning the Collateral as Lender may from time to time reasonably request.

            (d) INVESTMENT OF SECURITY FUNDS. Any monies paid to or retained by the Lender that are required to be paid to the Borrower or applied for the benefit or at the direction of the Borrower, but which the Lender is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall until paid to the Borrower or applied as provided herein, be invested by the Lender at the written authorization and direction of the Borrower from time to time at the sole expense and risk of the Borrower in Permitted Investments. Such authorization and direction of the Borrower shall specify the particular investment to be made and shall certify that such investment constitutes a Permitted Investment. All Permitted Investments held by the Lender pursuant to this Section shall either be (a) registered in the name of, payable to the order of, or specially endorsed to, the Lender, or (b) held in an Eligible Account. There shall be promptly remitted to the Borrower any income or gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Specified Default or Event of Default shall have occurred and be continuing. If a Specified Default or Event of Default shall have occurred and be continuing, the Lender shall hold any such income or gain as security for the obligations of the Borrower hereunder and apply it against such obligations as and when due, and at such time as there shall not be continuing any such Specified Default or Event of Default, such amount, to the extent not previously so applied against the Borrower's obligations, shall be paid to the Borrower; provided that if any such amount has been so held as security for more than 90 days, during which period (i) the Lender shall not have been limited by operation of law or otherwise from exercising remedies and (ii) the Lender shall not have exercised any remedy available to it, then such amount, to the extent not previously so applied against such obligations of the Borrower, shall be paid to the Borrower.

            (e) LIABILITY FOR LOSSES. The Lender shall not be liable for any loss relating to a Permitted Investment made in accordance with instructions received by it pursuant to Section 3.5(d). The Borrower will promptly pay to the Lender, on demand, the amount of any loss for which the Lender is not liable realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment.)

                 ARTICLE 4 RECEIPT, DISTRIBUTION AND APPLICATION
                                OF CERTAIN FUNDS

            SECTION 4.1 APPLICATION OF INCOME FROM THE COLLATERAL. After an Event of Default shall have occurred and be continuing, and the unpaid principal of the Note then outstanding and accrued interest thereon shall have become due and payable, the Lender shall apply any payments received, any amounts then held and any amounts realized by the Lender with respect to the Collateral in the following order of priority:
FIRST, so much of such payments or amounts as shall be required to pay to the Lender all amounts payable by the Borrower pursuant to the Loan Agreement or pursuant to any other provision of any other Borrower Loan Document (other than amounts payable pursuant to clause "second" of this Section 4.1) to the Lender and remaining unpaid shall be distributed to the Lender; SECOND so much of such payments or amounts as shall be required to pay in full the accrued but unpaid interest on the Note to the date of distribution shall be distributed to the Lender followed by the aggregate unpaid principal amount of the Note then due; and THIRD, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to, or as directed by, the Borrower.

                        ARTICLE 5 REMEDIES OF THE LENDER
                            UPON AN EVENT OF DEFAULT

            SECTION 5.1 EVENT OF DEFAULT. The occurrence of an Event of Default (as defined in the Loan Agreement) shall constitute an "EVENT OF DEFAULT" hereunder.

            SECTION 5.2 REMEDIES WITH RESPECT TO COLLATERAL. (a) REMEDIES AVAILABLE. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, following acceleration of the Loan pursuant to Section 8.1 of the Loan Agreement, the Lender may do one or more of the following to the extent permitted by, and subject to compliance with the mandatory requirements of, applicable law then in effect:

            (A) cause the Borrower, upon the written demand of the Lender, at the Borrower's expense, to deliver promptly, and the Borrower shall deliver promptly, the Airframe or any Engine as the Lender may so demand to the Lender or its order, or, if the Borrower shall have failed to so return the Aircraft after such demand, the Lender, at its option may enter upon the premises where all or any part of the Airframe or any Engine are located and take immediate possession of and remove the same together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienholder or secured party of such engine; PROVIDED that the Airframe with an engine (which is not an Engine) installed thereon may be flown or returned to a location within the continental United States, and such engine shall be held for the account of any such owner, lessor, lienholder or secured party or, if owned by the Borrower, may at the option of the Lender, be exchanged with the Borrower for an Engine in accordance with the provisions of Section 3.3(b); or (B) sell all or any part of the Airframe and any Engine at public or private sale, whether or not the Lender shall at the time have possession thereof, as the Lender, may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of the Airframe or such Engine as the Lender, in its sole discretion may determine, all free and clear of any rights or claims of the Borrower, and the proceeds of such sale or disposition shall be applied in the order of priorities set forth in Section 4.1; or (C) exercise any other remedy of a secured party under the Uniform Commercial Code of the State of New York (whether or not in effect in the jurisdiction in which enforcement is sought).

            Upon every taking of possession of Collateral under this Section 5.2, the Lender shall, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may reasonably deem proper. In each such case, the Lender shall have the right to maintain, use, operate, store, lease, control or manage the Collateral and to exercise all rights and powers of the Borrower relating to the Collateral in connection therewith, as the Lender shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Lender may reasonably determine; and the Lendershall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of use, operation, storage, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Lender may be required or may elect to make, if any, for Taxes, insurance or other proper charges assessed against or otherwise imposed upon the Collateral or any part thereof, and all other payments which the Lender may be required or expressly authorized to make under any provision of this Security Agreement, and shall otherwise be applied in accordance with the provisions of Article 4.

            If an Event of Default shall have occurred and be continuing and the Note shall have been accelerated pursuant to Section 8.1 of the Loan Agreement, and the Lender shall be entitled to exercise remedies hereunder, at the request of the Lender, the Borrower shall promptly execute and deliver to the Lender such instruments of title and other documents as the Lender may deem necessary or advisable to enable the Lender or an agent or representative designated by the Lender, at such time or times and place or places as the Lender may specify, to obtain possession of all or any part of the Collateral to which the Lender shall at the time be entitled hereunder. If the Borrower shall for any reason fail to execute and deliver such instruments and documents after such request by the Lender, the Lender, may obtain a judgment conferring on the Lender the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to the Lender, to the entry of which judgment the Borrower hereby specifically consents to the fullest extent it may lawfully do so.

            Nothing in the foregoing shall affect the right of the Lender to receive all amounts owing to it as and when the same may be due.

            (b) NOTICE OF SALE. The Lender shall give the Borrower at least 30 days' prior notice of any public sale or of the date on or after which any private sale will be held, which notice the Borrower hereby agrees to the extent permitted by applicable law is reasonable notice. The Lender shall be entitled to bid for and become the purchaser of any Collateral offered for sale pursuant to this Section 5.2 and to credit against the purchase price bid at such sale by the Lender all or any part of the due and unpaid amounts of the Obligations secured by the Lien of this Security Agreement.

            SECTION 5.3 REMEDIES CUMULATIVE. To the extent permitted by applicable law, each and every right, power and remedy herein specifically given to the Lender or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, by statute or by the Borrower Loan Documents, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lender and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Lender in the exercise of any right, remedy or power or in the pursuit of any remedy shall, to the extent permitted by applicable law, impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

            SECTION 5.4 DISCONTINUANCE OF PROCEEDING. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the Borrower and the Lender shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Lender shall continue, as if no such proceedings had been undertaken (but otherwise without prejudice).

                      ARTICLE 6 SUPPLEMENTS AND AMENDMENTS
                 TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS

            SECTION 6.4 SUPPLEMENTAL SECURITY AGREEMENTS. The Borrower and the Lender may, at any time and from time to time, enter into an amendment or amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Security Agreement or of modifying in any manner the rights and obligations of the Lender and of the Borrower under this Security Agreement.

                             ARTICLE 7 MISCELLANEOUS

            SECTION 7.1 TERMINATION OF SECURITY AGREEMENT. Upon payment to the Lender in full of the principal of, and interest on, the Note and all other amounts then due and owing under any Borrower Loan Document, the Lender shall cause to be removed any Lender Lien attributable to the Lender and shall, upon the written request of the Borrower execute and deliver to, or as directed in writing by, and at the expense of, the Borrower an appropriate instrument or instruments (in due form for recording and in the form provided by the Borrower and approved by the Lender) releasing, without recourse or warranty, the Aircraft and the balance of the Collateral from the Lien of this Security Agreement and, in such event, this Security Agreement and the trusts created hereby shall terminate and this Security Agreement shall be of no further force or effect. Except as otherwise provided above, this Security Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

            SECTION 7.2 NO LEGAL TITLE TO COLLATERAL IN LENDER. The Lender shall have no legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any right, title and interest of the Lender in and to the Collateral or this Security Agreement shall operate to terminate this Security Agreement or the trusts hereunder or entitle any successor or transferee of the Lender to an accounting or to the transfer to it of legal title to any part of the Collateral.

            SECTION 7.3 SALE OF THE AIRCRAFT BY LENDER IS BINDING. Any sale or other conveyance of the Aircraft, the Airframe, any Engine or any interest therein by the Lender made pursuant to the terms of this Security Agreement shall bind the Borrower, and shall be effective to transfer or convey all right, title and interest of the Borrower in and to such Aircraft, Airframe, Engine or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Lender.

            SECTION 7.4 BENEFIT OF SECURITY AGREEMENT. Nothing in this Security Agreement, whether express or implied, shall be construed to give to any Person other than the Borrower and the Lender any legal or equitable right, remedy or claim under or in respect of this Security Agreement.

            SECTION 7.5 SECTION 1110. It is the intention of the parties hereto that the secured interest created hereby, to the fullest extent available under applicable law, entitles the Lender to all of the benefits of Section 1110 with respect to the Aircraft.

            SECTION 7.6 THE BORROWER'S PERFORMANCE AND RIGHTS. Any obligation imposed on the Borrower herein shall require only that the Borrower perform or cause to be performed such obligation, even if stated as a direct obligation, and the performance of any such obligation by any permitted assignee, Borrower or transferee under an assignment, lease or transfer agreement then in effect and in accordance with the provisions of the Borrower Loan Documents shall constitute performance by the Borrower and to the extent of such performance, discharge such obligation by the Borrower. Except as otherwise expressly provided herein, any right granted to the Borrower in this Agreement shall grant the Borrower the right to permit such right to be exercised by any such assignee, Borrower or transferee. The inclusion of specific references to obligations or rights of any such assignee, Borrower or transferee in certain provisions of this Agreement shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, Borrower or transferee has not been made in this Agreement.

            SECTION 7.7 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by U.S. mail, courier service, telegram, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, cable or facsimile) or any other customary means of communication, and any such notice shall be effective when delivered to a party at its address or number set forth in Section 9.2 of the Loan Agreement.

            SECTION 7.8 SEVERABILITY. Should any one or more provisions of this Security Agreement be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 7.9 SEPARATE COUNTERPARTS. This Security Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Security Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Security Agreement, but all of such counterparts together shall constitute one instrument.

            SECTION 7.10 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein and in the other Borrower Loan Documents shall be binding upon, and inure to the benefit of, the Borrower and its successors and permitted assigns and the Lender and its successors and permitted assigns, all as provided herein or in the other Borrower Loan Documents.

            SECTION 7.11 HEADINGS. The headings of the various Articles and Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 7.12 GOVERNING LAW; JURISDICTION. THIS SECURITY AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND THIS SECURITY AGREEMENT AND ANY SECURITY AGREEMENT SUPPLEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. Each of the parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in the City of New York for any legal proceeding arising out of or relating to this Security Agreement or any transactions contemplated hereby. Each party, to the fullest extent it may do so under applicable law, irrevocably waives and agrees not to assert by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that such suit, action or proceeding has been brought in an inconvenient forum.

            SECTION 7.13 CONFIDENTIAL INFORMATION. Each of the Borrower and the Lender hereby assumes the obligation to maintain in total and absolute confidentiality the terms and conditions of the Borrower

Loan Documents not required by the terms of any of the Borrower Loan Documents to be filed or recorded in the public record and shall not disclose or reproduce the same by any means or for any purpose, except as follows: (1) as otherwise required or contemplated by the Borrower Loan Documents, (2) to its accountants, lawyers and financial and other professional advisors, (3) to its employees, its Affiliates and their employees, and to each other party to the Borrower Loan Documents, (4) as required by force of law, (5) as required by judicial or administrative decision of a Governmental Authority, or (6) for the purpose of effecting any transfer or participation permitted pursuant to Section 9.4 of the Loan Agreement, PROVIDED, that in case of a disclosure referred to in Clauses
(4) and (5) above, the party requiring disclosure shall use its reasonable best efforts to limit the extent of such disclosure to the extent permitted by law.

                [The remainder of this page has been left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers, as the case may be, thereunto duly authorized, as of the day and year first above written.

                              CHAUTAUQUA AIRLINES, INC.

                              By: ______________________________________
                                    Name:
                                    Title:


                              EMBRAER-EMPRESA BRASILEIRA DE
                              AERONAUTICA S.A.

                              By: ______________________________________
                                     Name:
                                     Title:

      Exhibit A to SECURITY AGREEMENT

                       SECURITY AGREEMENT SUPPLEMENT NO._

            SECURITY AGREEMENT SUPPLEMENT NO. __, dated ____________, ___ ("Security Agreement Supplement"), between [____________] (the "Borrower") and [ ], as the Lender under the Security Agreement (each as hereinafter defined).

                              W I T N E S S E T H:

            WHEREAS, the Aircraft Security Agreement (N375SK), dated as of __________ __, 2001 (the "Security Agreement"; capitalized terms used herein without definition shall have the meanings specified therefor in Annex A to the Security Agreement), between the Borrower and _________________________ (the "Lender"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft, and shall specifically grant a security interest in the Aircraft to the Lender; and

            [WHEREAS, the Security Agreement relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Security Agreement is attached to and made a part of this Security Agreement Supplement;](1)

            [WHEREAS, the Borrower has, as provided in the Security Agreement, heretofore executed and delivered to the Lender Security Agreement Supplement(s) for the purpose of specifically subjecting to the Lien of the Security Agreement certain airframes and/or engines therein described, which Security Agreement Supplement(s) is/are dated and has/have been duly recorded with the FAA as set forth below, to wit:

DATE                      RECORDATION DATE               FAA DOCUMENT NUMBER](2)

                  NOW, THEREFORE, to secure the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all principal of, interest on and all other amounts payable by the Borrower under the Note, the Security Agreement, the Loan Agreement and the other Borrower Loan Documents now in existence or hereafter incurred, and the performance and observance by the Borrower of all the agreements and covenants to be performed or observed by

----------
1     Use for Security Agreement Supplement No. 1 only.

2 Use for all Security Agreement Supplements other than Security Agreement Supplement No. 1.

it for the benefit of the Lender contained in the Borrower Loan Documents, and in consideration of the Note and the premises and of the covenants contained in the Security Agreement and the other Borrower Loan Documents, and of other good and valuable consideration given to the Borrower by the Lender at or before the delivery hereof, the receipt of which is hereby acknowledged, the Borrower has, on the terms specified in and subject to the limitations provided in the Security Agreement, granted, bargained, sold, conveyed, transferred, mortgaged, assigned, pledged and confirmed, and does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm, unto the Lender and its permitted successors and assigns, for the security and benefit of the Lender, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the Airframe and Engines described in Annex A attached hereto, whether or not any such Engine shall be installed on the Airframe or any other airframe of any other aircraft, and any and all Parts which are from time to time installed on the Airframe or any such Engine, and, to the extent provided in the Security Agreement, all substitutions and replacements of and additions, improvements, accessions and accumulations to the Aircraft, the Airframe, the Engines and any and all Parts relating thereto;

            To have and to hold all and singular the aforesaid property unto the Lender, its permitted successors and assigns, forever, in trust, upon the terms and trusts set forth in the Security Agreement, for the benefit, security and protection of the Lender from time to time, and for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

            This Security Agreement Supplement shall be construed as supplemental to the Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

            THIS SECURITY AGREEMENT SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned have caused this Supplement No._ to be duly executed by their respective duly authorized officers, on the day and year first above written.

                                             [BORROWER]

                                             By:____________________________
                                             Name:
                                             Title:

                                             [LENDER]

                                             By:____________________________
                                             Name:
                                             Title:

                                                              Annex A to
                                                              Security Agreement
                                                              SUPPLEMENT NO.

                      DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

Manufacturer          Model           FAA Registration     Manufacturer's
------------          -----                Number            Serial No.
                                        ---------          ------------
Embraer               EMB-145 model EMB-
                      135 KL

                                     ENGINES

Manufacturer          Model                                Manufacturer's
------------          -----                                  Serial No.

Rolls-Royce Corporation              AE3007A1/3

Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

         ANNEX A
         TO LOAN AGREEMENT
         AND TO SECURITY AGREEMENT

                                FINANCING OF ONE
                    EMBRAER EMB-145 MODEL EMB-135 KL AIRCRAFT

                     DEFINITIONS RELATING TO LOAN AGREEMENT
                             AND SECURITY AGREEMENT

            "AFFILIATE" means with respect to a specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

            "AIRCRAFT" means the Airframe, the Engines and the Parts.

            "AIRFRAME" means (i) the Embraer model EMB-145 model EMB-135 KL aircraft having United States registration number N375SK and Manufacturer's serial number 145569 (except Engines and engines installed thereon) and (ii) and any and all Parts so long as the same shall be incorporated or installed in or attached to the Airframe, or so long as Lender's security interest shall remain vested in Lender in accordance with the terms of the Security Agreement after removal from the Aircraft.

            "AFTER-TAX BASIS" means, with respect to any payment to be received or accrued by any Person, the amount of such payment supplemented, if necessary, by a further payment or payments so that the sum of all such payments, after deduction of all Taxes actually payable to any taxing authority as a result of the receipt or accrual of such payments shall be equal to the payment to be received or accrued, after taking into account any Tax savings realized as a result of the indemnified liability.

            "APPLICABLE LAW" means all applicable laws, treaties, judgments, decrees, injunctions, writs and orders of any Governmental Authority having jurisdiction over the applicable party hereto and rules, regulations, orders, directives, licenses and permits of any Governmental Authority having jurisdiction over the applicable party hereto and all interpretations, implementation and enforcement of any of the foregoing by any Governmental Authority, in each case having the force of law.

            "BILLS OF SALE" means the FAA Bill of Sale and the Warranty Bill of Sale.

            "BORROWER" has the meaning set forth in the recitals hereto.

            "BORROWER LOAN DOCUMENTS" means the Loan Agreement, the Note, the Security Agreement, each Security Agreement Supplement, and any other agreement or instrument specifically agreed by the Parties hereto to be identified as a "Borrower Loan Document" for purposes hereof.

            "BORROWING DATE" means the Delivery Date.

            "BRAZIL" means the Federative Republic of Brazil.

            "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required by law, regulation or executive order to be closed in New York, New York, or Rio de Janeiro, Brazil.

            "CERTIFICATED AIR CARRIER" means a Citizen of the United States holding an air carrier operating certificate issued under Chapter 447 of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, or if such certification shall cease to be available, an air carrier eligible for certification as to the matters contemplated by such certification.

            "CHANGE IN U.S. TAX LAW" means (a) any change after the Borrowing Date to the Code, the Regulations or administrative guidance or (b) any formal or informal change in any Internal Revenue Service position with respect to, or interpretation of, U.S. Tax Law, regardless of how and when such change is advanced, announced or articulated.

            "CITIZEN OF THE UNITED STATES" has the meaning set forth in Section 40102(a)(15) of the Transportation Code.

            "CLOSING" has the meaning set forth in Section 2.1 of the Loan Agreement.

            "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

            "COLLATERAL" has the meaning specified in Section 2.1 of the Security Agreement.

            "COLLATERAL DOCUMENTS" means all items of Collateral that are agreements, instruments or other documents.

            "COMMITMENT" has the meaning set forth in Schedule 2 to the Loan Agreement.

            "DEBT RATE" has the meaning set forth on Schedule 2 to the Loan Agreement

            "DEFAULT" means an event that, with the giving of notice or the lapse of time or both, would become an Event of Default.

            "DEFAULT RATE" has the meaning set forth in Schedule 2 to the Loan Agreement.

            "DELIVERY DATE" or "DATE OF ACTUAL DELIVERY" means the date on which the Aircraft shall be delivered by the Manufacturer to the Borrower, which date shall be the date of the Warranty Bill of Sale.

            "DOLLARS" and "$" mean the lawful currency of the United States.

            "ELIGIBLE ACCOUNT" means an account established by and with an Eligible Institution at the request of the Lender, which institution agrees, for all purposes of the UCC including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property (other than cash) credited to such account shall be treated as a "financial asset") (as defined in Section 8-102(9) of the UCC), (c) the Lender shall be the "entitlement holder" (as defined in Section 8-102(7) of the UCC) in respect of such account, (d) it will comply with all entitlement orders issued by the Lender to the exclusion of the Borrower, and (e) the "securities intermediary jurisdiction" (under Section 8-110(e) of the UCC) shall be the State of New York.

            "ELIGIBLE INSTITUTION" means the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. Branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least A-3 or its equivalent.

            "ENGINE" means (i) unless and until replaced by a Replacement Engine pursuant to the Security Agreement each of the two Rolls-Royce AE3007A1/3 engines, having the manufacturer's serial numbers set forth in the initial Security Agreement Supplement, whether or not from time to time installed on the Airframe or installed on any other airframe or any other aircraft, or (ii) any Replacement Engine substituted for an Engine under the Security Agreement, together in each case with any and all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long Lender's Security interest therein shall remain vested in Lessor in accordance with the terms of the Security Agreement after removal from such Engine.

            "EQUIPMENT" means the Aircraft, the Airframe, any Engine and/or any Part

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "EXCLUDED TAXES" means (i) Taxes imposed by a jurisdiction within which Lender is incorporated or maintains its principal place of business and
(ii) Taxes that would not have been imposed but for a connection between the Lender and the taxing jurisdiction other than the transactions contemplated hereby, and (iii) Taxes that would not have been imposed but for Lender's, Loan Transferee's or Loan Participant's failure to provide Borrower with any certification in accordance with Section 2.6 of the Loan Agreement.

            "EVENT OF DEFAULT" means any of the events set forth in Section 8.1 of the Loan Agreement.

            "EXPENSES" means any and all liabilities, obligations, losses, damages, settlements, penalties, claims (including, but not limited to, negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, suits, out-of-pocket costs, expenses and disbursements (including reasonable legal fees, costs of investigation of whatsoever kind and nature and expenses, and out-of-pocket costs and expenses relating to enforcement of, and reasonable out-of-pocket costs and expenses relating to amendments, supplements, waivers and consents to and under the Borrower Loan Documents.

            "FAA" means the U.S. Federal Aviation Administration and any agency or instrumentality of the U.S. Government succeeding to its functions.

            "FAA APPLICATION FOR AIRCRAFT REGISTRATION" means an application for registration of the Aircraft in the name of the Borrower on AC Form 8050-1 or such other form approved by the FAA.

            "FAA BILL OF SALE" means the bill of sale for the Aircraft on AC Form 8050-2 or such other form approved by the FAA, dated the Delivery Date, executed by the Manufacturer in favor of the Borrower.

            "FAA COUNSEL" means Daugherty, Fowler, Peregrin & Haught, or other FAA counsel in Oklahoma City, Oklahoma, acceptable to all Parties.

            "GAAP" means generally accepted accounting principles in the United States.

            "GOVERNMENT" means the government of the United States and any instrumentality or agency thereof.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof and entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "IMMEDIATELY AVAILABLE FUNDS" means funds with good value on the day and in the city in which payment is received.

            "INDEMNIFIED TAXES" means any Taxes other than Excluded Taxes.

            "Indemnitee" means Lender and its officers, directors, employees, agents, servants, successors and permitted assigns of any of the foregoing Persons.

            "IRS" means the United States Internal Revenue Service or any agency or instrumentality of the U.S. Government succeeding to its functions.

            "LENDER" has the meaning set forth in the introductory paragraph of the Loan Agreement.

            "LENDER LIEN" means any Lien attributable to the Lender on or against the Aircraft, any interest therein, or any other portion of the Collateral, arising out of any claim against the Lender that is not related to the Borrower Loan Documents or out of any act or omission of the Lender that is not related to the transactions contemplated by the Borrower Loan Documents or that constitutes a breach by it of its obligations under the Borrower Loan Documents; PROVIDED, HOWEVER, that any Lien which is attributable solely to Lender and would otherwise constitute a Lender Lien hereunder shall not, for the purpose of any warranty or representation of Lender against the existence of the same or for any covenant or obligation not to allow the same or to immediately cause the removal of the same, constitute, for such purposes only, a Lender Lien hereunder so long as (a) the existence of such Lien poses no material risk of the sale, forfeiture or loss of the airframe or any Engine or any interest therein, (b) the existence of such Lien does not interfere in any way with the use or operation of the Aircraft by Borrower, (c) Lender is in good faith diligently contesting such Lien by appropriate proceeding and (d), in the case of any Lender Lien on any Engine, Borrower shall not have replaced such Engine with a Replacement Engine pursuant to the applicable provisions of the Security Agreement.

            "LIEN" means any mortgage, lease, security interest, lien, title retention arrangement or other claim or encumbrance.

            "LOAN" means the loan in the amount of the Commitment, made by the Lender pursuant to the proceeds of which are to be used for the purchase of the Aircraft by the Borrower, such Loan to be evidenced by the Loan Agreement and the Note.

            "LOAN AGREEMENT" means the Loan Agreement (N375SK), dated as of February 20, 2002 between the Borrower and the Lender.

            "MANUFACTURER" means Embraer - Empresa Brasileira de Aeronautica S.A., and its successors and permitted assigns.

            "MATERIAL ADVERSE CHANGE" means a material adverse change since the date of the last audited financial statements of the Borrower in the business, operations or financial condition of the Borrower, which change has a material adverse impact on the Borrower's ability to perform any of its obligations under the Borrower Loan Documents to which it is a party. Without limiting the generality of the foregoing, a material adverse change shall have occurred within the meaning of the immediately preceding sentence if any of the following shall occur: (i) a material financial or material non-financial default of the Borrower in any obligation owed to Lender, (ii) any event described in Section 8.1(e) or (f) of the Loan Agreement, (iii) the termination of any of the Borrower's existing code-sharing agreements with US Airways, Inc., and America West Airlines, Inc., or American Airlines, Inc. (or, as applicable, with any affiliate of such companies) and the non-replacement of such agreements by code-sharing or other revenue generating arrangements of substantially equivalent value within a period of one (1) month after such termination, or
(iv) the material and adverse grounding of all or a substantial portion of Borrower's fleet of aircraft or the imposition of operating restrictions on Borrower by any order or administrative action by the FAA or any other aviation authority, and such order or administrative action is not applicable to regional air carriers generally; and notwithstanding the specificity of the foregoing clauses (i) to (iv), the first sentence of this paragraph shall be interpreted non-exclusively in accordance with normal commercial practices.

            "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Borrower or the Borrower and its Affiliates taken as a whole; (b) a material impairment of the ability of the Borrower to perform its obligations under any Borrower Loan Document; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Borrower of any Borrower Loan Document to which it is a party or (ii) the protections afforded Lender under Section 1110 of the United States Bankruptcy Code (other than a change in United States law which would make such benefits unavailable to aircraft leases or secured loans generally under United States law).

            "MATURITY DATE" has the meaning provided in Schedule 2 to the Loan Agreement.

            "MOODY'S" means Moody's Investor Service, Inc.

            "NOTE" means the Note, dated the Borrowing Date, in the amount of the Commitment and executed by the Borrower in favor of the Lender pursuant to
Section 2.2 of the Loan Agreement.

            "PARTS" means all parts, appliances, components, instruments, accessories and furnishings (other than complete engines) which are from time to time be installed in or attached to the Airframe or to any Engine.

            "PARTY" means each party to the Loan Agreement.

            "PAYMENT DATE" has the meaning provided in Section 2.2(a) of the Loan Agreement.

            "PERMITTED INVESTMENTS" means the following securities (which shall mature within 90 days of the date of purchase thereof): (a) direct obligations of the U.S. Government; (b) obligations fully guaranteed by the U.S. Government;
(c) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with any bank, trust company or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least $500,000,000 and having a rate of "C" or better from the Thomson BankWatch Service; (d) commercial paper of any issuer doing business under the Laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's Rating Services or Moody's Investors Service, Inc. equal to A1 or higher or (e) shares in money market mutual or similar funds which invest substantially in assets satisfying the requirements of clauses (a) through (d) of this definition.

            "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization or Governmental Authority.

            "PURCHASE AGREEMENT" means that Purchase Agreement No. GCT-025/98 dated June 17, 1998 (together with all amendments and supplements thereto), between Solitair Corporation and Manufacturer relating to certain Embraer EMB-145 aircraft, including the Aircraft.

            "REPLACEMENT ENGINE" means a Rolls-Royce AE3007A1/3 engine or an improved model having a value, utility, condition and remaining useful life at least equal to the replaced Engine (assuming that such Engine was in the condition required by the Security Agreement), and being suitable for installation and use on the Airframe that is substituted for an Engine pursuant to Section 3.3 of the Security Agreement.

            "RESPONSIBLE OFFICER" means, with respect to any corporation, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President or the Treasurer, or any other management employee (a) whose power to take the action in question has been authorized, directly or indirectly, by the Board of Directors of such corporation, (B) working under the supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer and (C) whose responsibilities include the administration of the transactions and agreements contemplated by the Loan Agreement and the Security Agreement.

            "SECTION 1110" means Section 1110 of the United States Bankruptcy Code, or any successor or replacement provision of the United States Bankruptcy Code.

            "SECURITY AGREEMENT" means the Security Agreement, dated as of the date of the Loan Agreement, between the Borrower and the Lender, including all annexes, schedules, exhibits, appendices and supplements thereto.

            "SECURITY AGREEMENT SUPPLEMENT" means (A) the Security Agreement Supplement No. 1, substantially in the form of Exhibit A to the Security Agreement, dated the Borrowing Date, which shall describe with particularity the Airframe and the Engines and which creates a security interest in the Airframe and Engines and (B) any other supplement to the Security Agreement from time to time executed and delivered by the Borrower pursuant to the Security Agreement.

            "SPECIFIED DEFAULT" means (a) an event or condition described in
Section 3.3.1(a), (e) or (f) that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

            "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

            "TAX" and "TAXES" mean any and all fees and taxes imposed or asserted by any Governmental Authority, including income, gross receipts, sales, rents, use, turnover, value added, property, excise and stamp taxes, license, levies, imposts, duties, recording charges or fees, charges, assessments or withholding of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon.

            "TERM" means the period between the Borrowing Date and the Maturity Date.

            "TOTAL INVOICE COST" has the meaning provided on Schedule 2 to the Loan Agreement.

            "TOTAL LOSS" of an Item means the occurrence of any of the following:

            (i) any theft, hijacking or disappearance of such property for a period of 60 consecutive days or more or, if earlier for a period that extends until the end of the Term;

            (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

            (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

            (iv) condemnation, confiscation or seizure of, or requisition of title to or use of such property by any foreign government or purported government (or in the case of any such requisition of title, by the Government) or any agency or instrumentality thereof, for a period in excess of (A) in the case of any requisition of use, 30 consecutive days or (B) in the case of any condemnation, confiscation or seizure of, or requisition of title, 10 consecutive days, or, in any of the cases in this clause (iv), such shorter period ending on the expiration of the Term;

            (v) condemnation, confiscation or seizure of, or requisition of use of such property by the Government for a period extending beyond the Term;

            (vi) as a result of any law, rule, regulation, order or other action by the FAA, the use of the Aircraft or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Embraer model EMB-145 model EMB-135 KL aircraft equipped with engines of the same make and model as the Engines for a period of 120 consecutive days (or beyond the end of the Term), unless the Borrower, prior to the expiration of such 120-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 3 months have conformed at least one Embraer model EMB-145 model EMB-135 KL aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, or if such normal use of such property shall be prohibited for a period of six (6) consecutive months, a Total Loss shall be deemed to have occurred; and

            (vii) with respect to an Engine only, the requisition or taking of use thereof by any government, and any divestiture of title or ownership deemed to be a Total Loss with respect to an Engine under Section 3.3(b) of the Security Agreement.

            The date of such Total Loss shall be (aa) the 31st day following loss of such property or its use due to theft or disappearance or the 91st day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 31st day following condemnation, confiscation, seizure or requisition of title to such property by a foreign government referred to in clause (iv) above (or the 11th day in the case of appropriation of title), or the end of the Term if earlier than such 31st or 11th day; (ee) the last day of the Term in the case of requisition of title to or use of such property by the Government; and (ff) the last day of the applicable period referred to in clause (vi) above (or if earlier, the end of the Term without the Borrower's having conformed at least one Embraer model EMB-145 model EMB-135 KL aircraft to the applicable requirements). A Total Loss with respect to the Aircraft shall be deemed to have occurred if any Total Loss occurs with respect to the Airframe.

            "TRANSPORTATION CODE" means 49 U.S.C. subtitle VII, as amended, and any successor statute thereto.

            "UNITED STATES" and "U.S." each means the United States of America.

            "UNITED STATES PERSON" shall have the meaning given such term in
Section 7701(a)(30) of the Code.

            "U.S. TAX LAW" includes the Code, any regulations promulgated or proposed thereunder (the "Regulations") and any private letter rulings as of November 30, 2001 (as though such rulings have the force of law), in each case.

            "WARRANTY BILL OF SALE" means the full warranty bill of sale covering the Aircraft (together with the FAA Bill of Sale collectively called "Bills of Sale"), executed by the Manufacturer in favor of the Borrower, dated the Delivery Date, and specifically referring to each Engine, as well as to the Airframe, constituting a part of the Aircraft.

                       SECURITY AGREEMENT SUPPLEMENT NO. 1

            SECURITY AGREEMENT SUPPLEMENT NO. 1, dated February 20, 2002, ("Security Agreement Supplement"), between Chautauqua Airlines, Inc. (the "Borrower") and Embraer-Empresa Brasileira de Aeronautica S.A., as the Lender under the Security Agreement (each as hereinafter defined).

                              W I T N E S S E T H:

            WHEREAS, the Aircraft Security Agreement (N375SK), dated as of February 20, 2002 (the "Security Agreement"; capitalized terms used herein without definition shall have the meanings specified therefor in Annex A to the Security Agreement), between the Borrower and Embraer-Empresa Brasileira de Aeronautica S.A. (the "Lender"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft, and shall specifically grant a security interest in the Aircraft to the Lender; and

            WHEREAS, the Security Agreement relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Security Agreement is attached to and made a part of this Security Agreement Supplement;

            NOW, THEREFORE, to secure the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of all principal of, interest on and all other amounts payable by the Borrower under the Note, the Security Agreement, the Loan Agreement and the other Borrower Loan Documents now in existence or hereafter incurred, and the performance and observance by the Borrower of all the agreements and covenants to be performed or observed by it for the benefit of the Lender contained in the Borrower Loan Documents, and in consideration of the Note and the premises and of the covenants contained in the Security Agreement and the other Borrower Loan Documents, and of other good and valuable consideration given to the Borrower by the Lender at or before the delivery hereof, the receipt of which is hereby acknowledged, the Borrower has, on the terms specified in and subject to the limitations provided in the Security Agreement, granted, bargained, sold, conveyed, transferred, mortgaged, assigned, pledged and confirmed, and does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm, unto the Lender and its permitted successors and assigns, for the security and benefit of the Lender, a security interest in, and mortgage lien on, all estate, right, title and interest of the Borrower in, to and under, all and singular, the Airframe and Engines described in Annex A attached hereto, whether or not any such Engine shall be installed on the Airframe or any other airframe of any other aircraft, and any and all Parts which are from time to time installed on the Airframe or any such Engine, and, to the extent provided in the Security Agreement, all substitutions and replacements of and additions, improvements, accessions and accumulations to the Aircraft, the Airframe, the Engines and any and all Parts relating thereto;

            To have and to hold all and singular the aforesaid property unto the Lender, its permitted successors and assigns, forever, in trust, upon the terms and trusts set forth in the Security Agreement, for the benefit, security and protection of the Lender from time to time, and for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

            This Security Agreement Supplement shall be construed as supplemental to the Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

            THIS SECURITY AGREEMENT SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned have caused this Supplement No. 1 to be duly executed by their respective duly authorized officers, on the day and year first above written.


                                  Chautauqua Airlines, Inc.

                                  By:____________________________
                                  Name:
                                  Title:


                                  Embraer-Empresa Brasileira de Aeronautica S.A.

                                  By:____________________________
                                  Name:
                                  Title:

                                     Annex A
                                       to
                       SECURITY AGREEMENT SUPPLEMENT NO. 1

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

Manufacturer          Model           FAA Registration     Manufacturer's
------------          -----                Number            Serial No.
                                        ---------          ------------

Embraer               EMB-EMB-145 model    N375SK              145569
                      EMB-135 KL

                                     ENGINES

Manufacturer          Model                               Manufacturer's
------------          -----                                  Serial No.
                                                           ------------
Rolls-Royce           AE3007A1/3                           CAE312062 and
Corporation                                                CAE312065

Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

NOTE TO EXHIBIT 10.59

The three additional Aircraft Security Agreements are substantially identical in all material respects to the filed Aircraft Security Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
              N372SK                           December, 2001                         Embraer
------------------------------------- ----------------------------------- -----------------------------------
              N373SK                           December, 2001                         Embraer
------------------------------------- ----------------------------------- -----------------------------------
              N374SK                           December, 2001                         Embraer
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

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------------------------------------- ----------------------------------- -----------------------------------